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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2005





                          BOSTON SCIENTIFIC CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    DELAWARE                        1-11083                      04-2695240
---------------                   -----------                  -------------
(State or other                   (Commission                  (IRS employer
jurisdiction of                   file number)               identification no.)
 incorporation)


          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 650-8000






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 19, 2005, Boston Scientific Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2005. A copy of the release is furnished with this report as Exhibit 99.1.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.








ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


    99.1 Press Release issued by Boston Scientific Corporation dated April 19, 2005.




















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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         BOSTON SCIENTIFIC CORPORATION



Date:    April 19, 2005                  By: /s/ Lawrence J. Knopf
                                             ---------------------------------
                                             Lawrence J. Knopf
                                             Vice President and Assistant
                                             General Counsel


















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                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number      Description
------      -----------

99.1        Press Release issued by Boston Scientific Corporation dated April
            19, 2005